Exhibit 10.45

AMENDMENT NO. 3 TO BOARD NOMINATION AND OBSERVER AGREEMENT

This Amendment No. 3 to the Board Nomination and Observer Agreement (this “Amendment”) is made as of September 17, 2013 (the “Amendment Date”), among Authentidate Holding Corp., a Delaware corporation (the “Company”) and Lazarus Investment Partners, LLLP, a limited liability partnership (the “Stockholder”). Unless otherwise specified herein, all of the capitalized terms used herein are defined in Section 5 hereof.

WHEREAS, the Company entered into a Board Nomination and Observer Agreement, dated as of September 25, 2012 (the “Board Nomination and Observer Agreement”), with the Stockholder; and

WHEREAS, the Company entered into an amendment to the Board Nomination and Observer Agreement, dated as of March 22, 2013 with the Stockholder (“Amendment No. 1”), in order to amend the definition of the term “Expiration Time” as set forth in the Board Nomination and Observer Agreement; and

WHEREAS, the Company entered into a second amendment to the Board Nomination and Observer Agreement, dated as of June 10, 2013 with the Stockholder (“Amendment No. 2” and together with Amendment No. 1, the “Prior Amendments”), in order to further amend the definition of the term “Expiration Time” as set forth in the Board Nomination and Observer Agreement; and

WHEREAS, the Company and the Stockholder have agreed to further modify the terms of the Board Nomination and Observer Agreement, as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

SECTION 1. Definitions. As used herein, terms that are defined herein shall have the meanings as so defined, and terms not so defined shall have the meanings as set forth in the Board Nomination and Observer Agreement, as applicable.

SECTION 2. Amendment. The definition of the term “Expiration Time” as set forth in Section 5 of the Board Nomination and Observer Agreement, as previously amended in the Prior Amendments, is hereby amended and restated in its entirety so that as amended and restated it reads as follows:

“Expiration Time” means the earlier of (i) termination of this Board Nomination and Observer Agreement at the election of the Stockholder by written notice to the Company and (ii) 5:00 p.m. (New York time) on December 18, 2013.

SECTION 3. Effect of Amendment. This Amendment is effective as of the Amendment Date and as of such date, (i) the applicable portions of this Amendment shall be a part of the original Board Nomination and Observer Agreement, as amended hereby, and (ii) each reference in any other document entered into in connection with the Board Nomination and Observer Agreement to “the Board Nomination and Observer Agreement”, “hereof”, “hereunder”, or words of like import, shall mean and be a reference to the Board Nomination and Observer Agreement, as previously amended, and as amended hereby. Except as expressly amended hereby, the Board Nomination and Observer Agreement shall remain unmodified and in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 4. Consent. Each of the parties hereby consents to the amendments to the Board Nomination and Observer Agreement contained in this Amendment.

SECTION 5. Governing Law; Miscellaneous.

(a) This Amendment shall be governed by and construed in accordance with the laws of the state of Delaware without reference to principles of conflicts of law.

(b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment. This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Executed counterparts may be delivered via facsimile or other means of electronic transmission.

(c) This Amendment contains the entire agreement and understanding of the parties with respect to its subject matter and supersedes all prior arrangements and understandings between the parties, both written and oral, with respect to its subject matter. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Amendment shall be effective against the Company or the Stockholder unless such modification is approved in writing, in the case of an amendment, by the Company and the Stockholder, and in the case of a waiver, by each party against whom the waiver is to be effective. The failure of any party to enforce any of the provisions of this Amendment shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Amendment in accordance with its terms.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

Company:

AUTHENTIDATE HOLDING CORP.

By:	/s/ O’Connell Benjamin
Name:	O’Connell Benjamin
Title:	Chief Executive Officer and President

Dated:	September 19, 2013

Stockholder:

LAZARUS INVESTMENT PARTNERS, LLLP

By:	/s/ Justin Borus
Name:	Justin Borus
Title:	Manager

Signature Page to Amendment to Board Nomination and Observer Agreement